UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 15, 2008
RXI PHARMACEUTICALS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 Prescott Street, Worcester, MA 01605
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 15, 2008, RXi Pharmaceuticals Corporation issued a press release relating to its results of operations and financial conditions for the quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 to this form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued by RXi Pharmaceuticals Corporation on May 15, 2008.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION

Date: May 20, 2008	By:	/s/ Stephen J. DiPalma

	Name:	Stephen J. DiPalma
	Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release issued by RXi Pharmaceuticals Corporation on May 15, 2008.